UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2010 (November 4, 2010)

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Endo Pharmaceuticals Holdings Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable
Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 4, 2010, Endo Pharmaceuticals Holdings Inc., a Delaware corporation (the “Company”), completed its acquisition of Penwest Pharmaceuticals Co., a Washington corporation (“Penwest”). The Company acquired Penwest through a merger of West Acquisition Corp., a Delaware corporation and a wholly owned indirect subsidiary of the Company (the “Purchaser”), with and into Penwest (the “Merger”). At a special meeting of shareholders of Penwest held on November 4, 2010 approximately 92.55% of Penwest’s shareholders approved the Merger and the Agreement and Plan of Merger, dated as of August 9, 2010, by and among the Company, Penwest and Purchaser (the “Merger Agreement”), and subsequently the Merger was consummated under applicable Washington and Delaware law. Upon completion of the Merger, Penwest became a wholly owned indirect subsidiary of the Company.

As a result of the Merger, each outstanding share of common stock, par value $0.001 per share, of Penwest (the “Shares”), other than treasury shares, shares held by the Company or any direct or indirect wholly owned subsidiary of the Company or Penwest, and shares held by shareholders who perfect their appraisal rights, has been cancelled and converted into the right to receive the same $5.00 per Share in cash as was paid to Penwest shareholders pursuant to the tender offer to acquire all the outstanding Shares of Penwest that expired on September 17, 2010.

Penwest common stock ceased trading on NASDAQ at market close on November 3, 2010.

The description of the Merger and Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company with the Securities and Exchange Commission as Exhibit 2.1 to the Current Report on Form 8-K filed on August 12, 2010, and is incorporated herein by reference.

A copy of the press release issued by Penwest on November 4, 2010, announcing the consummation of the Merger is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Penwest, dated November 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: November 5, 2010

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Penwest, dated November 4, 2010